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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated May 25, 2005, relating to the financial statements of Focus Media Holding Limited for each of the three years ended December 31, 2002, 2003 2004 in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated February 2, 2005, appearing in the Perfect Media Holding Limited financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated June 10, 2005, appearing in the Focus Media Changsha Holding Ltd. financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated June 10, 2005, appearing in the Focus Media Qingdao Holding Ltd. financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated June 10, 2005, appearing in the Focus Media Dalian Holding Ltd. financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated June 10, 2005, appearing in the Capital Beyond Limited financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of Focus Media Holding Limited on Form S-8 our audit report dated January 6, 2006, appearing in the Infoachieve Limited financial statements in the Form F-1 of Focus Media Holding Limited (File No. 333-131065).


/s/ Deloitte Touche Tohmatsu CPA Ltd.

Shanghai, China
February 28, 2006